SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
August 11, 1999 (August 6, 1999)

BELMONT BANCORP.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


OHIO                            0-12724         34-1376776
(STATE OF       	(COMMISSION FILE NO.)	(I.R.S. EIN)
INCORPORATION)

325 MAIN STREET
BRIDGEPORT, OH  43912
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(740)-695-3323
(REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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ITEM 5. OTHER EVENTS

        The Registrant's News Release dated August 6, 1999, attached hereto as Exhibit 99.1, is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

        (c) Exhibits

        The following exhibit is filed with this Form 8-K:

        99.1 News Release dated August 6, 1999.

                                SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                BELMONT BANCORP.

                                S/W. Quay Mull II
                                BY:  w. Quay Mull II
                                Chief Executive Officer


Date:  August 11, 1999
Bridgeport, Ohio